                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                          Date of Report: June 2, 2005
                          ----------------------------
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                 333-123974                  23-2811925
           --------                 ----------                  ----------
        (State or Other             (Commission              (I.R.S. Employer
Jurisdiction of Incorporation)     File Number)           Identification Number)

                                 200 Witmer Road
                                 ---------------
                           Horsham, Pennsylvania 19044
                           ---------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                          ---------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 7 are not included because they are not applicable.

Item 8.01         Other Events
------------------------------

Filing of Collateral Term Sheets

                  In connection with the proposed offering of the GMAC
Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series
2005-C1 (the "Certificates"), the Registrant has been informed that Morgan
Stanley & Co. Incorporated and Deutsche Bank Securities Inc., as underwriters
(collectively, the "Underwriters"), have furnished certain descriptive information regarding the mortgage loans (the "Collateral Term Sheets") in the related portfolio (the "Mortgage Loans") to potential investors following the effective date of Registration Statement No. 333-123974 but prior to the availability of a final Prospectus. Although an affiliate of the Registrant provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans, the Registrant did not participate in the preparation of the Collateral Term Sheets.

                  The Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the
Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                                      -2-

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
------------------------------------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1 Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Certificates of the Registrant.

                                      -3-

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GMAC COMMERCIAL MORTGAGE SECURITIES, INC., Registrant

                           By: /s/Victor Diaso
                               ---------------------------------------
                               Name: Victor Diaso
                               Title: Vice President

Date: June 2, 2005

EXHIBIT INDEX



Exhibit No.      Description of Exhibit
-----------      ----------------------

99.1             Collateral Term Sheets prepared by the Underwriters in
                 connection with the sale of the Certificates of the Registrant.


--------------------------------------------------------------------------------
THIS INFORMATION HAS BEEN PREPARED SOLELY FOR INFORMATION PURPOSES AND IS NOT AN
OFFER TO BUY OR SELL OR SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR
INSTRUMENT OR TO PARTICIPATE IN ANY TRADING STRATEGY. NO REPRESENTATION OR
WARRANTY CAN BE GIVEN WITH RESPECT TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, OR THAT ANY FUTURE OFFER OF SECURITIES WILL CONFORM TO THE TERMS
HEREOF. IF ANY SUCH OFFER OF SECURITIES IS MADE, IT WILL BE MADE PURSUANT TO A
DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT, PREPARED BY THE DEPOSITOR,
WHICH WILL CONTAIN MATERIAL INFORMATION NOT CONTAINED HEREIN AND TO WHICH
PROSPECTIVE PURCHASERS ARE REFERRED. IN THE EVENT OF ANY SUCH OFFERING, THIS
INFORMATION SHALL BE DEEMED SUPERSEDED IN ITS ENTIRETY BY SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. DEUTSCHE BANK
SECURITIES INC., MORGAN STANLEY, AND GMAC COMMERCIAL HOLDING CAPITAL MARKETS
CORP. ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES FOR, STATEMENTS
CONTAINED IN, AND OMISSIONS FROM, THIS INFORMATION.
--------------------------------------------------------------------------------



                    PROJECT NAME                 CITY              STATE            ZIP CODE

General Motors                                  New York           New                10153
Building                                                           York

125 West 55th                                   New York           New                10019
Street                                                             York

Hilltop Bayview                                 Richmond           California         94806
Apartments

Windsor Hospitality                             Various            Various        Various
Portfolio

Embassy Suites - Las Vegas Convention           Las Vegas          Nevada             89109
Center

Embassy Suites -                                Arcadia            California         91006
Arcadia

Renaissance Hotel -                             Asheville          North              28801
Asheville                                                          Carolina

Embassy Suites -                                Alpharetta         Georgia            30022
Alpharetta

Telcordia                                       Piscataway         New                 8854
Headquarters                                                       Jersey

3301 N. Buffalo                                 Las Vegas          Nevada             89129
Drive

One Riverway                                    Houston            Texas              77056
Office

City Center                                     Kansas City        Missouri           64105
Square

NJ Industrial/Office Portfolios 1 & 2 -         Various            New            Various
Rollup                                                             Jersey

NJ Industrial/Office Portfolio 1 -              Various            New            Various
Rollup                                                             Jersey

NJ Industrial/Office Portfolio 1 - 40 Potash    Oakland            New                 7436
Road                                                               Jersey

NJ Industrial/Office Portfolio 1 - 1905 Nevins  Fair Lawn          New                 7410
Road                                                               Jersey

NJ Industrial/Office Portfolio 1 - 1500 Pollitt Fair Lawn          New                 7410
Drive                                                              Jersey

NJ Industrial/Office Portfolio 1 - 99 Bauer     Oakland            New                 7436
Drive                                                              Jersey

NJ Industrial/Office Portfolio 2 -              Various            New            Various
Rollup                                                             Jersey

NJ Industrial/Office Portfolio 2 - 5 Thornton   Oakland            New                 7436
Road                                                               Jersey

NJ Industrial/Office Portfolio 2 - 1900 Pollitt Fair Lawn          New                 7410
Dr                                                                 Jersey

NJ Industrial/Office Portfolio 2 - 95 Bauer     Oakland            New                 7436
Drive                                                              Jersey

Residence Inn - Vermont                         Washington         District of        20005
Avenue                                                             Columbia

Two Detroit Center                              Detroit            Michigan           48226
Garage

Columbus                                        Philadelphia       Pennsylvania       19148
Commons

Loews Miami                                     Miami Beach        Florida            33139
Beach

Wellpoint Office                                Los Angeles        California         91367
Tower

Park Place Towers                               Bladensburg        Maryland           20710
Apartments

Heather Ridge                                   Mantua             New                 8051
Apartments                                                         Jersey

Empirian at Winter                              Winter Haven       Florida            33880
Oaks

AviStar Parking - Hartford                      Windsor Locks      Connecticut         6096
Bradley

San Marcos                                      San Marcos         Texas              78666
Apartments

Briar Cove                                      Ann Arbor          Michigan           48103
Apartments

Market                                          Colorado Springs   Colorado           80918
Centre

Ashborough                                      Raleigh            North              27606
Apartments                                                         Carolina

College Station                                 College Station    Texas              77840
Apartments

Charter Oak                                     East Hartford      Connecticut         6118
Mall

Madison Square I and                            Phoenix            Arizona            85016
II

Hairston                                        Stone Mountain     Georgia            30083
Village

Boen Industrial                                 Little Rock        Arkansas           72204
I

West Volusia Regional Shopping                  Deland             Florida            32720
Center

Springbrook                                     Romeo              Michigan           48065
Estates

Chenal Place Shopping                           Little Rock        Arkansas           72211
Center

2500 Wilshire                                   Los Angeles        California         90057
Blvd

Briarwood                                       Fayetteville       North              28306
Apartments                                                         Carolina

Briarwood Hills                                 North Haven        Connecticut         6473
Apartments

Orland                                          Orland Park        Illinois           60467
Parkway

Eagles Landing                                  Tacoma             Washington         98444
Apartments

Torrance Office                                 Torrance           California         90501
Center

Caraway                                         Jonesboro          Arkansas           72401
Plaza

Westland Colonial Village                       Westland           Michigan           48185
Apartments

New Hampshire Retail                            Various            Various        Various
Portfolio

Littleton                                       Littleton          New                 3561
Commons                                                            Hampshire

Rochester                                       Rochester          New                 3867
Commons                                                            Hampshire

Exeter                                          Exeter             New                 3833
Commons                                                            Hampshire

500 Corporate                                   Las Vegas          Nevada             89107
Center

933 West Broad                                  Richmond           Virginia           23220
Street

Bristol Farms                                   Bristol            Connecticut         6010
Plaza

U-Haul Portfolio                                Various            Various        Various
Rollup

U-Haul Portfolio -                              Pawtucket          Rhode               2860
Pawtucket                                                          Island

U-Haul Portfolio -                              Tampa              Florida            33635
Tampa

U-Haul Portfolio - Saint                        St. Peters         Missouri           63376
Peters

U-Haul Portfolio -                              Mesa               Arizona            85210
Mesa

U-Haul Portfolio -                              Yuma               Arizona            85365
Yuma

Spiegel & Newport News                          Newport News       Virginia           23605
Warehouse

Grainger and Restaurant                         Norcross           Georgia            30071
Depot

Ganttown Plaza Shopping                         Washington TownshipNew                 8012
Center                                                             Jersey

Valley Oaks Shopping                            Valley Springs     California         95252
Center

Twain Swenson                                   Las Vegas          Nevada             89109
Plaza

Bowman Station Shopping                         Little Rock        Arkansas           72211
Center

Belle Grove at                                  Richardson         Texas              75080
Custer

Orange County                                   Various            California     Various
Retail

Beach & Chapman                                 Stanton            California         90680
Center

Katella                                         Stanton            California         90680
Square

Paramount                                       Paramount          California         90723
Center

Boen Industrial                                 Little Rock        Arkansas           72204
II

Clear Creek                                     Golden             Colorado           80403
Square

1815 Griffin                                    Dania              Florida            33004
Road

Greentree Village                               Denver             Colorado           80231
Apartments

Cumberland Run                                  Smyrna             Georgia            30080
Apartments

BV Hollywood                                    Los Angeles        California         90038
Storage

Rail                                            Park City          Utah               84060
Central

Lanham                                          Lanham             Maryland           20706
Center

2626 South                                      Houston            Texas              77054
Loop

The Atrium 2656 Office                          Houston            Texas              77054
Building

Township                                        Missouri City      Texas              77459
Square

Seminole Lakes                                  Punta Gorda        Florida            33950
Plaza

140 Ethel                                       Piscataway         New                 8854
Road                                                               Jersey

2616 South                                      Houston            Texas              77054
Loop

340 Morgan                                      Brooklyn           New                11211
Ave                                                                York

Town Hall                                       Brick              New                 8723
Shoppes                                                            Jersey

Raleigh Boulevard                               Raleigh            North              27610
Plaza                                                              Carolina

Chino Hills Shopping                            Chino Hills        California         91709
Center

205 Ladish                                      Cynthiana          Kentucky           41031
Road

Mountainview at Rivergreen Phase                Corvallis          Oregon             97333
III

HWL Plaza                                       Walnut             California         91789
II

State Line                                      Delmar             Delaware           19940
Plaza

Holiday Inn Express -                           Coldwater          Michigan           49036
Coldwater

1075 Metropolitan                               Brooklyn           New                11211
Ave                                                                York

Woodside Glen                                   Woodland           California         95695
Apartments

North Chase Shopping                            Thomasville        Alabama            36784
Center

Walgreens                                       Ferndale           Washington         98248
(Ferndale)

Southern Pines                                  Gulfport           Mississippi        39503
Apts

Southgate Retail                                Louisville         Kentucky           40229
Centers

Rockmead Professional                           Kingwood           Texas              77339
Center

Beckley                                         Beckley            West               25801
Plaza                                                              Virginia

National Self                                   West Sacramento    California         95691
Storage

Secured Self                                    Salida             California         95368
Storage

Willow Ridge                                    Prescott           Arizona            86305
Apartments

Walgreens (Berkeley                             Berkeley Heights   New                 7922
Heights)                                                           Jersey

Spiegel & Newport News                          Hampton            Virginia           23661
Office

Galewood                                        Lake Oswego        Oregon             97035
Apartments

Crown Pointe                                    San Antonio        Texas              78251
Plaza

Studebaker                                      Denver             Colorado           80202
Apartments




                    PROJECT NAME                                CUT OFF BALANCE              MSA/PMSA                CLASSIFICATION

General Motors                                        $180,000,000 New York - Northern New Jersey - Long Island              CMSA
Building

125 West 55th                                         $100,000,000 New York - Northern New Jersey - Long Island              CMSA
Street

Hilltop Bayview                                       $100,000,000 San Francisco - Oakland - San Jose                        CMSA
Apartments

Windsor Hospitality                                   $92,891,276
Portfolio

Embassy Suites - Las Vegas Convention                              Las Vegas, NV-AZ                                          MSA
Center

Embassy Suites -                                                   Los Angeles - Riverside - Orange County                   CMSA
Arcadia

Renaissance Hotel -                                                Asheville                                                 MSA
Asheville

Embassy Suites -                                                   Atlanta                                                   MSA
Alpharetta

Telcordia                                              $79,686,000 New York - Northern New Jersey - Long Island              CMSA
Headquarters

3301 N. Buffalo                                        $57,750,000 Las Vegas, NV-AZ                                          MSA
Drive

One Riverway                                           $56,070,000 Houston - Galveston - Brazoria                            CMSA
Office

City Center                                            $44,402,951 Kansas City, MO-KS                                        MSA
Square

NJ Industrial/Office Portfolios 1 & 2 -                $42,000,000                                                           CMSA
Rollup

NJ Industrial/Office Portfolio 1 -                     $21,500,000                                                           CMSA
Rollup

NJ Industrial/Office Portfolio 1 - 40 Potash                       New York - Northern New Jersey - Long Island              CMSA
Road

NJ Industrial/Office Portfolio 1 - 1905 Nevins                     New York - Northern New Jersey - Long Island              CMSA
Road

NJ Industrial/Office Portfolio 1 - 1500 Pollitt                    New York - Northern New Jersey - Long Island              CMSA
Drive

NJ Industrial/Office Portfolio 1 - 99 Bauer                        New York - Northern New Jersey - Long Island              CMSA
Drive

NJ Industrial/Office Portfolio 2 -                     $20,500,000                                                           CMSA
Rollup

NJ Industrial/Office Portfolio 2 - 5 Thornton                      New York - Northern New Jersey - Long Island              CMSA
Road

NJ Industrial/Office Portfolio 2 - 1900 Pollitt                    New York - Northern New Jersey - Long Island              CMSA
Dr

NJ Industrial/Office Portfolio 2 - 95 Bauer                        New York - Northern New Jersey - Long Island              CMSA
Drive

Residence Inn - Vermont                                $27,000,000 Washington - Baltimore, DC-MD-VA-WV                       CMSA
Avenue

Two Detroit Center                                     $26,425,720 Detroit - Ann Arbor - Flint                               CMSA
Garage

Columbus                                               $24,946,732 Philadelphia - Wilmington - Atlantic City                 CMSA
Commons

Loews Miami                                            $24,940,458 Miami - Fort Lauderdale                                   CMSA
Beach

Wellpoint Office                                       $24,896,557 Los Angeles - Riverside - Orange County                   CMSA
Tower

Park Place Towers                                      $24,500,000 Washington - Baltimore, DC-MD-VA-WV                       CMSA
Apartments

Heather Ridge                                          $24,000,000 Philadelphi - Wilmington - Atlantic City                  CMSA
Apartments

Empirian at Winter                                     $23,000,000 Lakeland-Winter Haven                                     MSA
Oaks

AviStar Parking - Hartford                             $21,600,000 Hartford                                                  NECMA
Bradley

San Marcos                                             $21,384,121 Austin-San Marcos                                         MSA
Apartments

Briar Cove                                             $21,250,000 Detroit - Ann Arbor - Flint                               CMSA
Apartments

Market                                                 $20,760,000 Colorado Springs                                          MSA
Centre

Ashborough                                             $19,750,000 Raleigh-Durham-Chapel Hill                                MSA
Apartments

College Station                                        $19,185,497 Bryan-College Station                                     MSA
Apartments

Charter Oak                                            $17,500,000 Hartford                                                  NECMA
Mall

Madison Square I and                                   $17,400,000 Phoenix-Mesa                                              MSA
II

Hairston                                               $16,000,000 Atlanta                                                   MSA
Village

Boen Industrial                                        $14,880,000 Little Rock-North Little Rock                             MSA
I

West Volusia Regional Shopping                         $14,500,000 Daytona Beach                                             MSA
Center

Springbrook                                            $14,400,000 Detroit - Ann Arbor - Flint                               CMSA
Estates

Chenal Place Shopping                                  $14,000,000 Little Rock-North Little Rock                             MSA
Center

2500 Wilshire                                          $13,986,651 Los Angeles - Riverside - Orange County                   CMSA
Blvd

Briarwood                                              $13,600,000 Fayetteville                                              MSA
Apartments

Briarwood Hills                                        $13,500,000 New Haven - Bridgeport - Stamford - Waterbury - Danbury   NECMA
Apartments

Orland                                                 $12,400,000 Chicago - Gary - Kenosha                                  CMSA
Parkway

Eagles Landing                                         $12,200,000 Seattle-Tacoma-Bremerton                                  CMSA
Apartments

Torrance Office                                        $12,176,873 Los Angeles - Riverside - Orange County                   CMSA
Center

Caraway                                                $11,874,913 Jonesboro                                                 MSA
Plaza

Westland Colonial Village                              $11,222,904 Detroit - Ann Arbor - Flint                               CMSA
Apartments

New Hampshire Retail                                   $11,016,797
Portfolio

Littleton                                                          Not Found
Commons

Rochester                                                          Boston - Worcester - Lawrence - Lowell - Brockton         NECMA
Commons

Exeter                                                             Boston - Worcester - Lawrence - Lowell - Brockton         NECMA
Commons

500 Corporate                                          $10,989,743 Las Vegas, NV-AZ                                          MSA
Center

933 West Broad                                         $10,800,000 Richmond-Petersburg                                       MSA
Street

Bristol Farms                                          $10,700,000 Hartford                                                  NECMA
Plaza

U-Haul Portfolio                                       $10,381,147
Rollup

U-Haul Portfolio -                                                 Providence - Warwick - Pawtucket                          NECMA
Pawtucket

U-Haul Portfolio -                                                 Tampa-St. Petersburg-Clearwater                           MSA
Tampa

U-Haul Portfolio - Saint                                           St. Louis, MO-IL                                          MSA
Peters

U-Haul Portfolio -                                                 Phoenix-Mesa                                              MSA
Mesa

U-Haul Portfolio -                                                 Yuma                                                      MSA
Yuma

Spiegel & Newport News                                  $10,153,724 Norfolk-Virginia Beach-Newport News                       MSA
Warehouse

Grainger and Restaurant                                 $9,906,019 Atlanta                                                   MSA
Depot

Ganttown Plaza Shopping                                 $9,641,024 Philadelphi - Wilmington - Atlantic City                  CMSA
Center

Valley Oaks Shopping                                    $8,961,751 Not Found
Center

Twain Swenson                                           $8,900,000 Las Vegas, NV-AZ                                          MSA
Plaza

Bowman Station Shopping                                 $8,500,000 Little Rock-North Little Rock                             MSA
Center

Belle Grove at                                          $8,000,000 Dallas - Fort Worth                                       CMSA
Custer

Orange County                                           $7,700,000                                                           CMSA
Retail

Beach & Chapman                                                    Los Angeles - Riverside - Orange County                   CMSA
Center

Katella                                                            Los Angeles - Riverside - Orange County                   CMSA
Square

Paramount                                                          Los Angeles - Riverside - Orange County                   CMSA
Center

Boen Industrial                                         $7,760,000 Little Rock-North Little Rock                             MSA
II

Clear Creek                                             $7,500,000 Denver - Boulder - Greeley                                CMSA
Square

1815 Griffin                                            $7,337,978 Miami - Fort Lauderdale                                   CMSA
Road

Greentree Village                                       $7,333,534 Denver - Boulder - Greeley                                CMSA
Apartments

Cumberland Run                                          $7,250,000 Atlanta                                                   MSA
Apartments

BV Hollywood                                            $7,200,000 Los Angeles - Riverside - Orange County                   CMSA
Storage

Rail                                                    $7,080,000 Not Found
Central

Lanham                                                  $6,720,000 Washington - Baltimore, DC-MD-VA-WV                       CMSA
Center

2626 South                                              $6,686,439 Houston - Galveston - Brazoria                            CMSA
Loop

The Atrium 2656 Office                                  $6,569,441 Houston - Galveston - Brazoria                            CMSA
Building

Township                                                $6,250,000 Houston - Galveston - Brazoria                            CMSA
Square

Seminole Lakes                                          $6,129,671 Punta Gorda                                               MSA
Plaza

140 Ethel                                               $5,489,083 New York - Northern New Jersey - Long Island              CMSA
Road

2616 South                                              $5,194,831 Houston - Galveston - Brazoria                            CMSA
Loop

340 Morgan                                              $5,160,914 New York - Northern New Jersey - Long Island              CMSA
Ave

Town Hall                                               $5,094,931 New York - Northern New Jersey - Long Island              CMSA
Shoppes

Raleigh Boulevard                                       $4,900,000 Raleigh-Durham-Chapel Hill                                MSA
Plaza

Chino Hills Shopping                                    $4,770,000 Los Angeles - Riverside - Orange County                   CMSA
Center

205 Ladish                                              $4,510,661 Louisville                                                MSA
Road

Mountainview at Rivergreen Phase                        $4,500,000 Corvallis                                                 MSA
III

HWL Plaza                                               $4,500,000 Los Angeles - Riverside - Orange County                   CMSA
II

State Line                                              $4,395,455 New York - Northern New Jersey - Long Island              CMSA
Plaza

Holiday Inn Express -                                   $3,975,747 Not Found
Coldwater

1075 Metropolitan                                       $3,970,170 New York - Northern New Jersey - Long Island              CMSA
Ave

Woodside Glen                                           $3,800,000 Sacramento - Yolo                                         CMSA
Apartments

North Chase Shopping                                    $3,796,716 Not Found
Center

Walgreens                                               $3,775,135 Bellingham                                                MSA
(Ferndale)

Southern Pines                                          $3,700,000 Biloxi-Gulfport-Pascagoula                                MSA
Apts

Southgate Retail                                        $3,553,023 Louisville, KY-IN                                         MSA
Centers

Rockmead Professional                                   $3,496,555 Houston - Galveston - Brazoria                            CMSA
Center

Beckley                                                 $3,395,436 Not Found
Plaza

National Self                                           $3,345,214 Sacramento - Yolo                                         CMSA
Storage

Secured Self                                            $3,243,661 Modesto                                                   MSA
Storage

Willow Ridge                                            $3,143,949 Not Found
Apartments

Walgreens (Berkeley                                     $2,800,000 New York - Northern New Jersey - Long Island              CMSA
Heights)

Spiegel & Newport News                                  $2,487,011 Norfolk-Virginia Beach-Newport News                       MSA
Office

Galewood                                                $2,389,051 Portland - Salem, OR-WA                                   CMSA
Apartments

Crown Pointe                                            $2,123,497 San Antonio                                               MSA
Plaza

Studebaker                                              $798,365 Denver - Boulder - Greeley                                CMSA
Apartments


--------------------------------------------------------------------------------
THIS INFORMATION HAS BEEN PREPARED SOLELY FOR INFORMATION PURPOSES AND IS NOT AN
OFFER TO BUY OR SELL OR SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR
INSTRUMENT OR TO PARTICIPATE IN ANY TRADING STRATEGY. NO REPRESENTATION OR
WARRANTY CAN BE GIVEN WITH RESPECT TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, OR THAT ANY FUTURE OFFER OF SECURITIES WILL CONFORM TO THE TERMS
HEREOF. IF ANY SUCH OFFER OF SECURITIES IS MADE, IT WILL BE MADE PURSUANT TO A
DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT, PREPARED BY THE DEPOSITOR,
WHICH WILL CONTAIN MATERIAL INFORMATION NOT CONTAINED HEREIN AND TO WHICH
PROSPECTIVE PURCHASERS ARE REFERRED. IN THE EVENT OF ANY SUCH OFFERING, THIS
INFORMATION SHALL BE DEEMED SUPERSEDED IN ITS ENTIRETY BY SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. DEUTSCHE BANK
SECURITIES INC., MORGAN STANLEY, AND GMAC COMMERCIAL HOLDING CAPITAL MARKETS
CORP. ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES FOR, STATEMENTS
CONTAINED IN, AND OMISSIONS FROM, THIS INFORMATION.
--------------------------------------------------------------------------------



ANNEX ID   PROJECT NAME                                            PROPERTY TYPE              CUT OFF BALANCE

4          Windsor Hospitality Portfolio                           Hospitality                   92,891,276
4.1        Embassy Suites - Las Vegas Convention Center            Hospitality                   37,804,589
4.2        Embassy Suites - Arcadia                                Hospitality                   21,062,557
4.3        Renaissance Hotel - Asheville                           Hospitality                   22,232,699
4.4        Embassy Suites - Alpharetta                             Hospitality                   11,791,432

9          NJ Industrial/Office Portfolio 1                        Various                       21,500,000
9.1        NJ Industrial/Office Portfolio 1 - 40 Potash Road       Office                        12,120,000
9.2        NJ Industrial/Office Portfolio 1 - 1905 Nevins Road     Industrial/Warehou             6,672,500
9.3        NJ Industrial/Office Portfolio 1 - 1500 Pollitt Drive   Industrial/Warehou             1,720,000
9.4        NJ Industrial/Office Portfolio 1 - 99 Bauer Drive       Office                           987,500

10         NJ Industrial/Office Portfolio 2                        Various                       20,500,000
10.1       NJ Industrial/Office Portfolio 2 - 5 Thornton Road      Industrial/Warehou            10,760,000
10.2       NJ Industrial/Office Portfolio 2 - 1900 Pollitt Dr      Industrial/Warehou             9,020,000
10.3       NJ Industrial/Office Portfolio 2 - 95 Bauer Drive       Office                           720,000

40         New Hampshire Retail Portfolio                          Various                       11,016,797
40.1       Littleton Commons                                       Anchored Retail                3,589,183
40.2       Rochester Commons                                       Unanchored Retail              1,645,042
40.3       Exeter Commons                                          Anchored Retail                5,782,572

45         U-Haul Portfolio                                        Self Storage                  10,381,147
45.1       U-Haul Portfolio - Pawtucket                            Self Storage                   4,396,371
45.2       U-Haul Portfolio - Tampa                                Self Storage                   2,553,148
45.3       U-Haul Portfolio - Saint Peters                         Self Storage                   1,375,229
45.4       U-Haul Portfolio - Mesa                                 Self Storage                   1,107,521
45.5       U-Haul Portfolio - Yuma                                 Self Storage                     948,878

54         Orange County Retail                                    Unanchored Retail              7,700,000
54.1       Beach & Chapman Center                                  Unanchored Retail              3,061,696
54.2       Katella Square                                          Unanchored Retail              3,377,129
54.3       Paramount Center                                        Unanchored Retail              1,261,174
